Third Quarter Report

THE GABELLI
CONVERTIBLE
SECURITIES
FUND, INC.

September 30, 1996

THE GABELLI
CONVERTIBLE
SECURITIES
FUND, INC.

Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values and returns in an increasingly complex, interconnected and inter-dependent economic world.


INVESTMENT OBJECTIVE:

The Gabelli Convertible Securities Fund, Inc. is a closed-end, diversified management investment company whose primary objective is to seek a high level of total return through a combination of current income and capital appreciation by investing in convertible securities.

TO OUR SHAREHOLDERS:

     After a sharp correction in July, the Dow Jones Industrial Average (DJIA) and the Standard & Poor's 500 (S&P 500) surged in September, closing the quarter at record levels. Broader market indices such as the Value Line Composite and smaller cap indices like the Russell 2000 rebounded as well, but lagged the large cap indices by considerable margins.

     For the nine months ended September 30, 1996, the Gabelli Convertible Securities Fund, Inc.'s ("Convertible Securities Fund") net asset value increased to $11.23 after adjusting for the $0.12 per share dividend paid on September 23, 1996. This represents an increase of 5.7% year-to-date and 0.3% for the quarter and compares to the average returns of 10.4% and 3.1% for the ten convertible securities funds tracked by Lipper Analytical Services, Inc. over these respective periods.

     For the twelve months ended September 30, 1996, the Convertible Securities Fund's dividend adjusted net asset value increased 6.8% versus the 13.1% increase of the average convertible fund according to Lipper. The three- and five-year average annual returns were 7.2% and 9.5%, respectively. Since inception on July 3, 1989 through September 30, 1996, the Fund achieved a 96.8% total return which represents an average annual return of 9.8%. Strong bond and equity markets in the U.S. helped to enhance the performance of convertible securities. Such an environment enables us to maintain the Fund's long-term profitability.

     The Fund's common shares on the New York Stock Exchange ended the quarter at $9.75, down 3.7% for the quarter and down 0.6% from its initial price of $11.25 on March 31, 1995 after adjusting for the dividends of $1.51 per share which were paid during this period.


WHAT WE DO

     We do what is described as bottom up research: we read annual reports; we visit the competition; we talk to customers; we go belly to belly with management. We structure our portfolio by picking stocks.

     In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

     Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and

INVESTMENT RESULTS (a)(c)
--------------------------------------------------------------------------------
                                               Quarter
                                -----------------------------------
                                  1st      2nd     3rd        4th       Year
                                  ---      ---     ---        ---       ----
1996:   Net Asset Value ......  $11.28   $11.33   $11.23        __        __
        Total Return .........    3.6%     1.6%     0.3%        __        __
--------------------------------------------------------------------------------
1995:   Net Asset Value ......  $11.14   $11.51   $11.64     $11.01    $11.01
        Total Return .........    5.1%     5.2%     3.0%       1.1%     15.0%
--------------------------------------------------------------------------------
1994:   Net Asset Value ......  $11.54   $11.39   $11.60     $10.60    $10.60
        Total Return .........    0.2%     (1.3)%   1.8%       (0.9)   (0.2)%
--------------------------------------------------------------------------------
1993:   Net Asset Value ......  $12.07   $12.36   $12.75     $11.52    $11.52
        Total Return .........    5.4%     2.4%     3.2%       1.5%     13.1%
--------------------------------------------------------------------------------
1992:   Net Asset Value ......  $11.29   $11.52   $11.90     $11.45    $11.45
        Total Return .........    3.5%     2.0%     3.3%       3.6%     13.0%
--------------------------------------------------------------------------------
1991:   Net Asset Value ......  $11.06   $11.27   $11.57     $10.91    $10.91
        Total Return .........    5.6%     1.9%     2.7%       1.8%     12.5%
--------------------------------------------------------------------------------
1990:   Net Asset Value ......  $10.56   $10.68   $10.56     $10.47    $10.47
        Total Return .........    1.5%     2.1%   (1.1)%       3.8%      6.3%
--------------------------------------------------------------------------------
1989:   Net Asset Value ......     __       __    $10.54     $10.51    $10.51
        Total Return .........     __       __      5.4%(b)    0.8%      6.3%(b)
--------------------------------------------------------------------------------


       --------------------------------------------------------

            Average Annual Returns - September 30, 1996  (a)
            ------------------------------------------------
            1 Year ...........................  6.8%
            5 Year ...........................  9.5%
            Life of Fund (b) .................  9.8%

       --------------------------------------------------------


                      Dividend History
----------------------------------------------------------
Payment Date           Rate Per Share   Reinvestment Price
------------           --------------   ------------------
September 23, 1996         $0.120            $ 9.73
June  24, 1996             $0.120            $10.17
March 25, 1996             $0.120            $10.41
December 27, 1995          $0.750            $10.95
September 27, 1995         $0.200            $11.10
June 27, 1995              $0.200            $11.21
December 31, 1994          $0.900            $10.60
December 31, 1993          $1.425            $11.52
December 31, 1992          $0.876            $11.45
December 31, 1991          $0.865            $10.91
December 31, 1990          $0.490            $10.47
June 28, 1990              $0.100            $10.68
March 29, 1990             $0.100            $10.55
December 29, 1989          $0.115            $10.51

(a) Total return and average annual return reflect changes in net asset value and reinvestment of dividends and are net of expenses. Of course, the returns noted represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold they may be worth more or less than their original cost. (b) From commencement of operations on July 3, 1989. (c) The Fund converted to closed-end status on March 31, 1995.

--------------------------------------------------------------------------------

realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing world-wide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

     Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as globalization of the market in filmed entertainment and telecommunications, and micro trends, such as increased focus on productivity enhancing goods and services.


OUR INVESTMENT OBJECTIVES

     Our mandate is to preserve and enhance our shareholders' wealth through a conservative, disciplined approach to convertible securities investing. Our goal is to generate profitable returns in strong markets and protect principal in weak markets by taking advantage of the unique characteristics of convertible securities.


CONVERTIBLE SECURITIES ARE "HYBRIDS"

     The convertible securities market consists of bonds, debentures, corporate notes, preferred stocks and warrants or other similar securities which may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Converts are "hybrid" securities that combine the capital appreciation potential of equities with the higher yield of fixed income instruments.

     Our strategy incorporates the purchase of convertible securities which are trading at a premium above parity with the common stock but which generally provide a higher yield and, over time, capital appreciation. We will also seek out "busted" converts, where the underlying common stock has dropped significantly and the values of both the conversion privilege and the convert are down. Such securities will provide both high yields and long-term capital appreciation potential.


COMMENTARY

THE ECONOMY AND THE STOCK MARKET

     Robust second quarter GDP growth of 4.8%, higher energy and agricultural commodities prices, and strong employment numbers rekindled inflationary fears sparking a 7% market correction in July. In September, more encouraging economic data, most notably modest increases in the Producer and Consumer Price Indices, eased inflationary concerns. Fueled by strong cash flow into equity mutual funds, the DJIA and S&P 500 moved back into record territory.

     For the present, inflation appears to be in check. However, we don't think it's been checkmated quite yet. The world-wide demand for agricultural and selected industrial commodities is growing. Oil remains a wild card. Eventually, higher prices will be passed along to the consumer. With outsourcing, downsizing, globalization of labor, technology oriented productivity gains decelerating, and unemployment at historically low levels, we still anticipate upward pressure on wages. On the surface, the United Auto Workers' recent labor contract with Ford (F - $31.25 - NYSE) looks good. With just a 3% annual wage hike over three years, Ford appears to have avoided inflationary wage increases. However, by agreeing to limit outsourcing and, in effect, guaranteeing UAW workers lifetime tenure, future productivity may be diminished. We have seen the long-term implications of such labor rigidity in Europe. We fear Ford may have just won a psychological victory. More importantly, if President Clinton wins in a landslide, market observers will ask: What payback will he give to his supporters? What will this mean for labor costs, productivity gains, inflation, corporate earnings and the market?

     Based largely on better than expected news on the inflation front, our short-term posture toward the broad market has changed slightly from cautious to cautiously optimistic. Corporate earnings should finish the year up around 10%. Valuations are above the historic norm, but not yet at troublesome levels. If inflation remains subdued (we're still not convinced it isn't peeking around the corner), long interest rates stabilize at current levels, and mutual fund cash inflows remain strong, 1996 equities returns may well exceed our expectations after the Presidential Election.

     Whatever the market has in store for us over the next several quarters, there are attractive long-term opportunities in a variety of industries. World class industrial companies will get a boost from recovering economies in Europe and the Pacific Rim. Aerospace component suppliers will continue to benefit from the strong world-wide demand for new aircraft. Selected telecommunications stocks will prosper as the sweeping deregulation of the industry is implemented in the U.S. and emerging nations invest heavily in building modern systems. Entertainment software stocks should also do well as distribution networks here and abroad continue to expand. And deals will be done. The record levels of mergers and acquisitions experienced in 1995-1996 may well be exceeded. The benefits of strategic combinations in a broad spectrum of industries will keep investment bankers busy and value investors happy in the year ahead.


LET'S TALK CONVERTS

     The following are specifics on selected holdings of our Fund's investments. Favorable EBITDA prospects do not necessarily translate into higher prices, but they do express a positive trend which we believe will develop over time.

     AIRTOUCH COMMUNICATIONS CORP. (6.00%, CV. PFD.; 4.00%, CV. PFD.) is one of the premier players in global wireless communications. Operating in attractive cellular markets in the U.S. and overseas (including Germany, Japan, Portugal, Sweden, Belgium, Italy, Spain and South Korea), the company is well-positioned to participate in the world-wide expansion of wireless communications. There are currently 80 million cellular customers world-wide, with half of those in the U.S. Annual growth is 40% to 50%. To consolidate its cellular position in the U.S., AirTouch has completed the purchase of the 60% of Cellular Communications Inc. it didn't own for a total of $1.65 billion.

     AMERICAN RE CORPORATION (ARN - $63.50 - NYSE) has signed a definitive agreement to be acquired by Munich Re, the world's largest reinsurer, for approximately $4 billion in cash and assumed debt. This transaction triples Munich Re's reinsurance business in the U.S., the world's largest insurance market. Munich Re will pay $65 a share in cash for the company, or about $3.3 billion, and will also assume about $700 million in debt.

     ATLANTIC RICHFIELD COMPANY (ARCO) (CV. PFD., $2.80) is a diversified company operating globally in all aspects of the energy business. Included are ventures in China and Russia. Approximately 35% of ARCO's 1995 revenues of $17.3 billion were derived from oil, gas and coal resources, 40% from refining and marketing and almost 25% from intermediate chemicals and specialty products. ARCO's operating results last year were the highest since its record earnings in 1990. Earnings should continue to rise as world-wide demand for energy and petrochemical products grows over the rest of the decade. The company's strong cash flow, exceeding $3 billion, readily supports the shares' above average 4.2% yield.

CHOCK FULL O'NUTS CORPORATION (SUB. DEB. CV., 8.00%,  9/15/06;  7.00%,  4/01/12)
roasts, packages and distributes regular, instant and specialty coffees and teas. The company also has a growing institutional distribution business that supplies coffee and food products to restaurants and businesses. Chock Full is developing a chain of retail coffee bars and shops selling premium and European-style coffee for on-premises consumption. Both the 8% convertible bonds due in 2006 and the 7% convertible bonds, due in 2012, offer investors an attractive way to participate in Chock Full o'Nuts' future.

FIELDCREST CANNON, INC. (SUB. DEB. CV., 6%, 3/15/12) is a well-known manufacturer of household textile products; sheets, pillow cases, towels, bedspreads and blankets. It is also a leading producer of carpets and area rugs under the Karastan and Bigelow brand names. New management has undertaken several restructuring steps which are now resulting in significant increases in operating margins and net income. We believe stable cotton prices, higher mill activity, lower interest expenses and an improving economic environment will accelerate Fieldcrest's earnings recovery. Fieldcrest's 6% convertible debentures due in 2012 provide an attractive alternative to Fieldcrest's common stock.

GENERAL HOST CORPORATION (SUB. DEB. CV., 8%, 2/15/02), through its wholly-owned subsidiary, Frank's Nursery & Crafts Inc., is the nation's largest specialty retailer of lawn, garden and craft products. With 264 stores located in 16 states east of the Mississippi, we believe General Host is well-positioned to benefit from the growing crafts market as well as the attractive lawn and garden market. Management has revised its cost structure and has fully repaid its original $100 million mortgage financing. We believe management's focus on cost reduction will help the company to maximize cash flow. General Host's 8% Convertible Subordinated Notes, maturing February 15, 2002 are convertible into common stock at a conversion price of $10.375.

HOME SHOPPING NETWORK, INC. (SUB. DEB. CV., 5.875%, 3/01/06) is a direct marketer utilizing television, catalogs, and mail order. There are expectations that the Home Shopping Channel will become an integral part of the "Interactive Superhighway". The company should be a beneficiary of increased activity in electronic retailing. Under the direction of Chairman, Barry Diller, Home Shopping Network has agreed to merge with Silver King Communications, Inc, in a stock swap valued at $1.3 billion.

NAVISTAR INTERNATIONAL CORPORATION ($6.00 CV. PFD., SERIES G), the leading North American producer of heavy trucks, medium trucks and school buses, is in the process of strengthening its balance sheet. NAV has a leading 35% share of the medium-duty truck market and an 18% share (#3 in that market) of the heavy-duty truck market. NAV participates in cyclical industries. When the recovery commences, the company should generate substantial free cash flow -- which would be tax-free due to its large tax loss carryforward.

RENAISSANCE COMMUNICATIONS CORP. (RRR - $35.25 - NYSE) owns and operates a diversified group of six television stations in Dallas/Ft. Worth, Miami/Ft. Lauderdale, Sacramento, Hartford/New Haven, Indianapolis and Harrisburg. Four are affiliates of the Fox Network and the other two are affiliates of the WB Network. The company has agreed to merge with a subsidiary of the Tribune Company by receiving $36.00 per share in cash.

SEQUA CORPORATION (CV. PFD., $5.00) is a conglomerate with businesses ranging from overhauling jet engines to manufacturing specialty chemicals. Its Chromalloy division, which generates over $900 million in revenue, is the largest factor in the repair, replacement and overhaul of gas turbine engines. Sequa has begun a program to divest less profitable operations thereby unmasking this crown jewel. Sequa's estimated private market value is over $100 per share.

DIVIDENDS

     The Fund recently distributed a dividend of $0.12 per share on September 23, 1996. For the twelve months ended September 30, 1996, the Fund distributed a total of $1.11 per share.


INTERNET

     You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, quarterly reports, closing prices, IRAs, 401(k)s and other current news. You can also send us e-mail at info@gabelli.com.


IN CONCLUSION

     For the time being, investors are basking in the glow of low inflation, relatively low interest rates, and good, if not great corporate profits. We remain concerned that inflation will once again rear its ugly head, making bonds and stocks vulnerable at current levels.

     As always, we are focusing on the individual assets in the Fund's portfolio. By concentrating on niche industry groups and individual companies that can do well independent of prevailing economic and broad market trends, we believe we are well-positioned to prosper, even in a less generous market environment. Our investment philosophy is simple and straightforward: buying good businesses cheap will generate consistently superior returns.


                                        Sincerely,

                                        /s/Mario J. Gabelli

                                        MARIO J. GABELLI
                                        President and
                                        Chief Investment Officer

November 1, 1996


NOTE: The views expressed in this report reflect those of the portfolio manager, only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 1996 (UNAUDITED)
--------------------------------------------------------------------------------

       Principal                                                      Market
        Amount                                                         Value
       ---------                                                      ------
                    CONVERTIBLE SECURITIES - 49.18%
                    CONVERTIBLE CORPORATE BONDS - 33.02%
                    AUTOMOTIVE: PARTS AND ACCESSORIES - 1.58%
    $    400,000    Exide Corporation
                      Sub. Deb. Cv.
                      2.90%, 12/15/05 ..........................   $    246,000
       1,150,000    GenCorp Inc. Sub. Deb. Cv.
                      8.00%, 08/01/02 ..........................      1,190,250
                                                                     ----------
                                                                      1,436,250
                                                                     ----------
                    AVIATION: PARTS AND SERVICES - 1.63%
         254,000    Kaman Corporation
                      Sub. Deb. Cv.
                      6.50%, 03/15/12 ..........................        213,360
       1,350,000    UNC Incorporated
                      Sub. Deb. Cv.
                      7.50%, 03/31/06 ..........................      1,270,688
                                                                     ----------
                                                                      1,484,048
                                                                     ----------
                    BROADCASTING - 0.13%
         500,000(a) Havas Sub. Deb. Cv.
                      3.00%, 12/31/97 ..........................        123,116
                                                                     ----------
                    BUILDING AND CONSTRUCTION - 0.48%
          10,000    Hofi International Finance Ltd.
                      Sub. Deb. Cv.
                      4.50%, 08/11/08 ..........................         13,500
         400,000    Medusa Corporation
                      Sub. Notes Cv.
                      6.00%, 11/15/03 ..........................        422,000
                                                                     ----------
                                                                        435,500
                                                                     ----------
                    BUSINESS SERVICES - 0.74%
         325,000    BBN Corp. Sub. Deb. Cv.
                      6.00%, 04/01/12 ..........................        279,094
         381,000    Trans-Lux Corporation
                      Sub. Deb. Cv.
                      9.00%, 12/01/05 ..........................        392,430
                                                                     ----------
                                                                        671,524
                                                                     ----------
                    CABLE - 2.69%
         250,000    Comcast Corporation
                      Sub. Deb. Cv.
                      3.375%, 09/09/05 .........................        217,500
         400,000    Comcast Corporation
                      Sub. Deb. Cv.
                      1.125%, 04/15/07 .........................        186,000

                    CABLE (CONTINUED)
    $  2,000,000    Home Shopping Network, Inc.
                      Sub. Deb. Cv.
                      5.875%, 03/01/06 .........................      2,040,000
                                                                     ----------
                                                                      2,443,500
                                                                     ----------
                    COMPUTER SOFTWARE AND SERVICES - 0.15%
          40,000    Sierra On-Line, Inc.
                      Sub. Deb. Cv.
                      6.50%, 04/01/01 ..........................        137,200
                                                                     ----------
                    CONSUMER PRODUCTS - 4.13%
         600,000    Borden, Inc. Sub. Deb. Cv.
                      Zero Cpn. 05/21/02 .......................        436,500
       2,800,000    Fieldcrest Cannon, Inc.
                      Sub. Deb. Cv.
                      6.00%, 03/15/12 ..........................      2,016,000
         564,000    Masco Corporation
                      Sub. Deb. Cv.
                      5.25%, 02/15/12 ..........................        535,800
         200,000    Roadmaster Industries, Inc.
                      Sub. Deb. Cv.
                      8.00%, 08/15/03 ..........................        170,000
         800,000    Standard Commercial
                      Corporation Sub. Deb. Cv.
                      7.25%, 03/31/07 ..........................        596,000
                                                                     ----------
                                                                      3,754,300
                                                                     ----------
                    ENERGY - 2.03%
       1,100,000    Moran Energy Inc.
                      Sub. Deb. Cv.
                      8.75%, 01/15/08 ..........................        957,000
         600,000    Pennzoil Company
                      Sub. Deb. Cv.
                      6.50%, 01/15/03 ..........................        885,000
                                                                     ----------
                                                                      1,842,000
                                                                     ----------
                    ENTERTAINMENT - 0.92%
         220,000    All American
                      Communications, Inc.
                      Sub. Deb. Cv.,
                      6.50%, 10/01/03 ..........................        221,100
         560,000    Savoy Pictures
                      Entertainment, Inc.
                      Sub. Deb. Cv.
                      7.00%, 07/01/03 ..........................        417,200
         450,000    Time Warner Inc. LYONS Sr.
                      Sub. Notes Cv.
                      Zero Cpn., 06/22/13 ......................        188,437
           5,000    WMS Industries Inc.
                      Sub. Deb. Cv.
                      5.75%, 11/30/02 ..........................          5,275
                                                                     ----------
                                                                        832,012
                                                                     ----------

THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 1996 (UNAUDITED)
--------------------------------------------------------------------------------

       Principal                                                      Market
        Amount                                                         Value
       ---------                                                      ------
                    FINANCIAL SERVICES - 0.63%
     $   550,000    Advest Group, Inc.
                      Sub. Deb. Cv.
                      9.00%, 03/15/08 ..........................     $  572,000
                                                                     ----------
                    FOOD  AND BEVERAGE - 4.08%
         175,000    Boston Chicken, Inc.
                      Sub. Deb. Cv.
                      4.50%, 02/01/04 ..........................        225,422
       1,050,000    Chock Full o'Nuts Corporation
                      Sub. Deb. Cv.
                      8.00%, 09/15/06 ..........................      1,002,750
       1,005,000    Chock Full o'Nuts Corporation
                      Sub. Deb. Cv.
                      7.00%, 04/01/12 ..........................        861,788
       1,350,000    Flagstar Companies, Inc.
                      Sub. Deb. Cv.
                      10.00%, 11/01/14 .........................        450,563
         930,000    Ingles Markets, Incorporated
                      Sub. Deb. Cv.
                      10.00% 10/15/08 ..........................      1,165,988
                                                                     ----------
                                                                      3,706,511
                                                                     ----------
                    HOTELS/CASINOS - 0.88%
         750,000    Hilton Hotels Corporation
                      Sub. Deb. Cv.
                      5.00% 05/15/06 ...........................        803,438
                                                                     ----------
                    INDUSTRIAL EQUIPMENT AND SUPPLIES - 5.76%
         850,000    Builders Transport,
                      Incorporated Sub. Deb. Cv.
                      6.50%, 05/01/11 ..........................        616,250
       1,050,000    Cooper Industries, Inc.
                      Sub. Deb. Cv.
                      7.05%, 01/01/15 ..........................      1,144,500
         500,000    Fedders Corporation
                      Sub. Deb. Cv.
                      8.50%, 06/15/12 ..........................        465,000
         450,000    General Signal Corporation
                      Sub. Deb. Cv.
                      5.75%, 06/01/02 ..........................        488,250
          10,000    Greenwich Air Services, Inc.
                      Sub. Deb. Cv.
                      8.00%, 11/05/00 ..........................         45,946
         625,000    Intermagnetics General
                      Corporation Sub. Deb. Cv.
                      5.75%, 09/15/03 ..........................        634,375
       1,159,000    Kollmorgen Corporation
                      Sub. Deb. Cv.
                      8.75%, 05/01/09 ..........................      1,166,244

                    INDUSTRIAL EQUIPMENT AND SUPPLIES (continued)
    $    650,000    Pacific Scientific Company
                      Sub. Deb. Cv.
                      7.75%, 06/15/03 ..........................     $  669,500
                                                                     ----------
                                                                      5,230,065
                                                                     ----------
                    METALS AND MINING - 0.39%
         450,000    Coeur d'Alene Mines
                      Corporation Sub. Deb. Cv.
                      6.00%, 06/10/02 ..........................        354,362
                                                                     ----------
                    PAPER AND FOREST PRODUCTS - 0.23%
         200,000    Riverwood International
                      Corporation Sub. Deb. Cv.
                      6.75%, 09/15/03 ..........................        211,000
                                                                     ----------
                    PUBLISHING - 2.32%
         700,000    News American Holdings
                      Incorporated Sub. Deb. Cv.
                      Zero Cpn., 03/31/02 ......................        628,250
       1,600,000    Thomas Nelson Inc.
                      Sub. Deb. Cv.
                      5.75%, 11/30/99 ..........................      1,480,000
                                                                     ----------
                                                                      2,108,250
                                                                     ----------
                    REAL ESTATE / DEVELOPMENT - 0.15%
         125,000    Rockefeller Center
                      Properties Inc.
                      Sub. Deb. Cv.
                      Zero Cpn., 12/31/00 ......................         75,000
          50,000    Wharf Capital
                      International Ltd.
                      Sub. Deb. Cv.
                      5.00%, 07/15/00 ..........................         63,000
                                                                     ----------
                                                                        138,000
                                                                     ----------
                    RETAIL  - 2.41%
         146,000    Farah U.S.A., Inc.
                      Sub. Deb. Cv.
                      8.50%, 02/01/04 (c) ......................         80,300
         380,000    Food Lion, Inc. Sub. Deb. Cv.
                      5.00%, 06/01/03 ..........................        448,400
       2,000,000    General Host Corporation
                      Sub. Deb. Cv.
                      8.00%, 02/15/02 ..........................      1,540,000
          50,000    Pier One Imports Inc.
                      Sub. Deb. Cv.
                      8.50%, 12/01/00 ..........................         34,500
         110,000    Sports & Recreation, Inc.
                      Sub. Deb. Cv.
                      4.25%, 11/01/00 ..........................         82,500
                                                                     ----------
                                                                      2,185,700
                                                                     ----------

THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 1996 (UNAUDITED)
--------------------------------------------------------------------------------

        Principal
         Amount                                                       Market
        or Shares                                                     Value
        ---------                                                     ------

                    TELECOMMUNICATIONS - 0.87%
     800,000,000(b) Softe SA Sub. Deb. Cv.
                      4.25%, 07/01/98 ..........................   $    792,639
                                                                      ----------
                    TRANSPORTATION - 0.58%
    $    500,000    Greyhound Lines Inc.
                    Sub. Deb. Cv.
                      8.50%, 03/31/07 ..........................        410,000
         150,000    WorldCorp, Inc. Sub. Deb. Cv.
                      7.00%, 05/15/04 ..........................        115,500
                                                                     ----------
                                                                        525,500
                                                                     ----------
                    WIRELESS COMMUNICATIONS - 0.24%
         300,000    COMCAST Cellular
                      Communications Inc.
                      Ser. A Redeemable Notes,
                      Zero Cpn., 03/05/00 ......................        213,750
                                                                     ----------

                    TOTAL CONVERTIBLE
                      CORPORATE BONDS ..........................     30,000,665
                                                                     ----------
                    CONVERTIBLE PREFERRED STOCKS  - 16.16%
                    AUTOMOBILE MANUFACTURERS - 0.56%
           5,000    Ford Motor Company
                      $4.20 Cv. Pfd. Ser. A ....................        509,375
                                                                     ----------
                    AVIATION: PARTS AND SERVICES - 0.49%
           9,000    Kaman Corporation
                      6.50% Cv. Pfd. Ser. 2 ....................        446,625
                                                                     ----------
                    BROADCASTING - 0.37%
           4,500    Granite Broadcasting
                      Corporation   $1.938 Cv. Pfd.                     339,750
                                                                     ----------
                    CONSUMER PRODUCTS - 0.69%
           6,000    Cablevision Systems
                      Corporation
                      8.50% Pfd. Ser. I ........................        147,750
           1,500    Fieldcrest Cannon, Inc.
                      $3.00 Cv. Pfd. Ser. A ....................         59,063
          28,000    Kerr Group, Inc.
                      Cl. B $1.70 Cv. Pfd. Ser. D ..............        346,500
                                                                     ----------
                                                                        553,313
                                                                     ----------
                    DIVERSIFIED INDUSTRIAL - 1.69%
          25,000    GATX Corporation
                      $3.875 Cv. Pfd. ..........................      1,425,000
           1,000    GATX Corporation
                      $2.50 Cv. Pfd. ...........................        115,000
                                                                     ----------
                                                                      1,540,000
                                                                     ----------
                    ENERGY  - 2.27%
           6,200    Atlantic Richfield Company
                      $2.80 Cv. Pfd. ...........................      1,891,775
           6,000    McDermott
                      International, Inc. Pfd. A ...............        170,250
                                                                     ----------
                                                                      2,062,025
                                                                     ----------
                    FOOD AND BEVERAGE - 0.19%
          25,000    Flagstar Companies, Inc.
                      $2.25 Cv. Pfd. S .........................        168,750
                                                                     ----------
                    INDUSTRIAL EQUIPMENT AND SUPPLIES - 3.63%
          29,000    Navistar International
                      Corporation
                      $6.00 Cv. Pfd. Ser. G ....................      1,624,000
          22,000    Sequa Corporation
                      $5.00 Cv. Pfd. ...........................      1,672,000
                                                                     ----------
                                                                      3,296,000
                                                                     ----------
                    METALS AND MINING - 0.81%
          24,000    Freeport-McMoRan
                      Copper & Gold Inc.
                      7.00% Cv. Pfd. ...........................        732,000
                                                                     ----------
                    PUBLISHING - 0.62%
          10,000    Golden Books Family
                      Entertainment, Inc.
                      8.75% Cv. Pfd. ...........................        567,500
                                                                     ----------
                    REAL ESTATE / DEVELOPMENT - 0.56%
           9,058    Catellus Development
                      Corporation
                      $3.75 Cv. Pfd. Ser. A ....................        504,984
                                                                     ----------

                    TELECOMMUNICATIONS - 4.36%
          47,000    AirTouch Communications
                      6.00% Cv. Pfd. Cl. B .....................      1,339,500
          29,999    AirTouch Communications
                      4.25% Cv. Pfd. Cl. C .....................      1,424,953
           3,000    Sprint Corporation
                      $1.50 Cv. Pfd. Ser. 1 ....................        357,000
           2,200    Sprint Corporation
                      $1.50 Cv. Pfd. Ser. 2 ....................        258,505
           8,000    Sprint Corporation
                      8.25% Cv. Pfd. ...........................        280,000
           4,000    TCI Communications Inc.
                      $2.125 Cv. Pfd. Ser. A ...................        159,500
           1,500    TCI Pacific Communications Inc.
                      5.00% Cv. Pfd. ...........................        140,625
                                                                     ----------
                                                                      3,960,083
                                                                     ----------

THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) --SEPTEMBER 30, 1996 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                       Market
         Shares                                                         Value
         ------                                                        ------
                    TOTAL CONVERTIBLE
                    PREFERRED STOCKS ...........................    $14,680,405
                                                                    -----------
                    COMMON STOCKS  - 10.28%
                    AVIATION: PARTS AND SERVICES - 1.64%
          37,300    Hudson General Corporation .................      1,492,000
                                                                    -----------
                    BROADCASTING - 1.94%
          50,000    Renaissance
                      Communications Corp. .....................      1,762,500
                                                                    -----------
                    CONSUMER PRODUCTS - 0.02%
           1,000    Dimon Inc. .................................         19,131
                                                                    -----------
                    ENERGY - 0.67%
           4,000    Exxon Corporation ..........................        333,000
           3,000    Texaco Inc. ................................        276,000
                                                                    -----------
 ...............................................................        609,000
                                                                    -----------
                    FINANCIAL SERVICES - 4.52%
          45,000    American Re Corporation ....................      2,857,500
          10,000    AT&T Capital Corporation ...................        448,750
           1,000    Boatmen's Bancshares Inc. ..................         55,875
          21,000    First Colony Corporation ...................        745,500
                                                                    -----------
                                                                      4,107,625
                                                                    -----------

                    HEALTH CARE - 0.87%
          15,000    Genentech, Inc.+ ...........................        793,125
                                                                    -----------

                    INDUSTRIAL EQUIPMENT AND SUPPLIES - 0.15%
           7,709    Ducommun, Incorporated .....................        131,064
                                                                    -----------
                    TELECOMMUNICATIONS - 0.47%
           6,900    Pacific Telecom, Inc. (c) ..................        207,000
          10,000    WorldCom Inc. ..............................        213,750
                                                                    -----------
                                                                        420,750
                                                                    -----------

                    TOTAL COMMON STOCKS ........................      9,335,195
                                                                    -----------

                                                                       Market
         Shares                                                         Value
         ------                                                        ------
                    CORPORATE BONDS - 0.45%
                    WIRELESS COMMUNICATIONS - 0.45%
        $600,000    COMCAST Cellular
                      Communications Inc. Ser. B
                      Redeemable Notes,
                      Zero Cpn., 03/05/00 ......................    $   412,500
                                                                    -----------
                    TOTAL CORPORATE BONDS ......................        412,500
                                                                    -----------
                    U.S. GOVERNMENT  OBLIGATIONS - 40.43%
      36,850,000    U.S. Treasury Bills,
                      4.87% to 5.03%,
                      Due 10/03/96 to 11/14/96 .................     36,732,670
                                                                    -----------
                    TOTAL U.S. GOVERNMENT
                      OBLIGATIONS ..............................     36,732,670
                                                                    -----------
                    TOTAL
                      INVESTMENTS - 100.34%
                      (cost: $87,612,075) ......................     91,161,435

                    LIABILITIES, IN EXCESS OF OTHER
                      ASSETS -- (0.34)% ........................       (306,333)
                                                                    -----------
                    NET ASSETS - 100.00%
                      (8,092,945 shares outstanding) ...........    $90,855,102
                                                                    ===========
                    Net Asset Value Per Share ..................         $11.23
                                                                         ======
-----------------
(a) - Principal amount denoted in French Francs.
(b) - Principal amount denoted in Italian Lira.
(c) - Fair valued as determined by Board of Directors.
 +  - Non income producing security.


                                                          Proceeds       Value
                                                          --------       -----
                    COMMON STOCK SOLD SHORT
           4,709    Ducommun, Incorporated .............   $62,318      $80,053
                                                           =======      =======


     ----------------------------------------------------------------------
                                TOP TEN HOLDINGS
                               SEPTEMBER 30, 1996
                               ------------------

      American  Re   Corporation         Chock Full o'Nuts Corporation
      AirTouch Communications            Renaissance Communications
      Fieldcrest Cannon, Inc.            Sequa Corporation
      Home Shopping Network, Inc.        Navistar International Corporation
      Atlantic Richfield Company         General Host Corporation

     ----------------------------------------------------------------------

AUTOMATIC DIVIDEND REINVESTMENT AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

        It is the  policy  of The  Gabelli  Convertible  Securities  Fund,  Inc.
("Convertible Securities Fund") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Convertible Securities Fund's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Convertible Securities Fund to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Convertible Securities Fund. Plan participants may send their stock certificates to State Street Bank and Trust Company ("State Street") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                 The Gabelli Convertible Securities Fund, Inc.
                    c/o State Street Bank and Trust Company
                                 P.O. Box 8200
                             Boston, MA 02266-8200

        Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact State Street at 1 (800) 336-6983.

        SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at State Street Bank must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions. The Fund's Advisor, Gabelli Funds, has arranged (with its brokerage affiliate, Gabelli & Company, Inc) that for two years from the date of conversion to closed-end status, Convertible Securities Fund shares may be sold through State Street at market value without commission.

        If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

        The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Convertible Securities Fund's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or
(ii) 95% of the then current market price of the Convertible Securities Fund's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Convertible Securities Fund valued at market price. If the Convertible Securities Fund should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Convertible Securities Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

        The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

     The Convertible Securities Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

     The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Convertible Securities Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

     Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street for investments in the Convertible Securities Fund shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street will use these funds to purchase shares in the open market on or about the 15th of each month. State Street will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the 15th of the month. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by State Street at least 48 hours before such payment is to be invested.

     For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Convertible Securities Fund.

                             DIRECTORS AND OFFICERS

                 THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1434

DIRECTORS

Mario J. Gabelli, CFA
  President & Chief Investment Officer

E. Val Cerutti
  Chief Executive Officer
  Cerutti Consultants, Inc.

Felix J. Christiana
  Former Senior Vice President
  Dollar Dry Dock Savings Bank

Anthony J. Colavita, P.C.
  Attorney-at-Law
  Anthony J. Colavita, P.C.

Dugald A. Fletcher
  President, Fletcher & Company, Inc.

Karl Otto Pohl
  Former President, Deutsche Bundesbank

Anthony R. Pustorino
  Certified Public Accountant
  Professor, Pace University

Anthonie C. van Ekris
  Managing Director
  BALMAC International, Inc.

Salvatore J. Zizza
  Chairman & Chief Executive Officer
  The Lehigh Group, Inc.

OFFICERS AND PORTFOLIO MANAGERS

Mario J. Gabelli, CFA
  President & Chief Investment Officer

Bruce N. Alpert
  Vice President & Treasurer

A. Hartswell Woodson, III
  Associate Portfolio Manager

Douglas Neviera
  Assistant Vice President

James E. McKee
  Secretary

INVESTMENT ADVISOR
Gabelli Funds, Inc.
One Corporate Center
Rye, New York  10580-1434

CUSTODIAN, TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom

STOCK EXCHANGE LISTING
NYSE-Symbol:  GCV
Shares Outstanding 8,092,945

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Convertible Securities Funds," in Saturday's The New York Times and Monday's The Wall Street Journal.

It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Convertible Securities Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

--------------------------------------------------------------------------------
For general information about the Gabelli Funds, call 1-800-GABELLI (1-800-422-3554), fax us at 914-921-5118, visit our Internet homepage at: http://www.gabelli.com or e-mail us at: info@gabelli.com.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Convertible Securities Fund may from time to time purchase shares of its capital stock in the open market when the Convertible Securities Fund shares are trading at a discount of 10% or more from the net asset value of the shares.
--------------------------------------------------------------------------------

THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
ONE CORPORATE CENTER
RYE, NY 10580-1434
914-921-5070
http://www.gabelli.com

THIRD QUARTER REPORT
SEPTEMBER 30, 1996

09/96